SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                               FORM 8-K/A No. 1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934


     Amendment No. 1 to Form 8-K filed on August 6, 1997 (Date of earliest event reported was July 22, 1997)


                             INFODATA SYSTEMS INC.
 -----------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


         Virginia                   0-10416                16-0954695
 ---------------------------      ------------           --------------
 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)           Identification
                                                             Number)

         12150 Monument Drive
         Suite 400
         Fairfax, Virginia                               22033
 ----------------------------------------              ----------
 (Address of principal executive offices)              (zip code)


 Registrant's telephone number, including area code: (703) 934-5205
                                                          --------------

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, filed on August 6, 1997, as set forth in the pages attached hereto:

     Item 7(a) - Financial Statements

     Item 7(b) - Pro Forma Financial Information

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             INFODATA SYSTEMS INC.


October 6, 1997                              By:/s/Harry Kaplowitz
                                                ---------------------
                                                Harry Kaplowitz
                                                President

     The Current Report on Form 8-K of Infodata Systems Inc. (the "Registrant"), dated July 22, 1997, and filed on August 6, 1997, reported the acquisition by the Registrant of 100% of the issued and outstanding capital stock of AMBIA Corporation, a California corporation ("AMBIA"), through the issuance of 400,000 shares of the Registrant's common stock, par value $.03 per share (the "Common Stock"), to AMBIA's shareholders, Alan Fisher and Razi Mohiuddin (collectively, the "Shareholders"). Item 7 of the report stated that the following financial information would be filed not later than 60 days after the date on which the Form 8-K was required to be filed: (i) the financial statements required under Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X and (ii) the pro-forma financial information required under
Item 7(b) of Form 8-K and Article 11 of Regulation S-X. The purpose of this amendment is to file such financial statements and information.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

     a. FINANCIAL STATEMENTS OF AMBIA. The following historical financial statements of AMBIA (as a division of Software Partners, Inc.) are attached hereto:

     (1) 1996 FINANCIAL STATEMENTS OF AMBIA AS A DIVISION OF SOFTWARE PARTNERS, INC.:
                                                                           PAGE

     Independent Auditors' Report............................................ 5

     Balance Sheet as of December 31, 1996................................... 6

     Statement of Loss and Accumulated Deficit for the year
         ended December 31, 1996............................................. 7

     Statement of Cash Flows for the year ended December 31,
         1996................................................................ 8

     Notes to Financial Statements........................................... 9

     (2) 1995 FINANCIAL STATEMENTS OF AMBIA AS A DIVISION OF SOFTWARE PARTNERS, INC.:
                                                                           PAGE

     Independent Auditors' Report............................................13

     Balance Sheet as of December 31, 1995...................................14

     Statement of Loss and Accumulated Deficit for the year
         ended December 31, 1995.............................................15

                                                                           PAGE

     Statement of Cash Flows for the year ended December
         31,  1995...........................................................16

     Notes to Financial Statements...........................................17


     b. PRO FORMA FINANCIAL INFORMATION. The following pro forma financial information is attached hereto:

                                                                           PAGE

     Unaudited Pro Forma Consolidated Condensed Balance Sheet dated as of
         June 30, 1997.......................................................22

     Unaudited Pro Forma Consolidated Condensed Statement of Operations
          for the six months ended June 30, 1997.............................24

     Unaudited Pro Forma Consolidated Condensed Statement of Operations
          for the year ended December 31, 1996...............................26

                            SOFTWARE PARTNERS, INC.
                                AMBIA DIVISION

                             FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


                                                         Seiler & Company, LLP
                                                  CERTIFIED PUBLIC ACCOUNTANTS

                             Seiler & Company, LLP
                         CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors
SOFTWARE PARTNERS, INC.


                         INDEPENDENT AUDITORS' REPORT


     We have audited the accompanying balance sheet of Software Partners, Inc.
- Ambia Division as of December 31, 1996 and the related statements of loss and accumulated deficit and cash flows for the year then ended. The financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on the financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Software Partners, Inc. - Ambia Division as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                        /s/Seiler & Company, LLP

Redwood City, California
June 3, 1997

              1100 Marshall Street, Redwood City, CA 94063-2098
                    Tel. (415) 365-4646 FAX (415) 368-4055
       ---------------------------------------------------------------
       120 Montgomery Street, Suite 2250, San Francisco, CA 94104-4303
                    Tel. (415) 392-2123 FAX (415) 392-1720

                                  A member of
                              HLB INTERNATIONAL

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                                 BALANCE SHEET
                               DECEMBER 31, 1996


                                    ASSETS

CURRENT ASSETS:
  Receivables - Ambia Corporation                                    $  22,244
                                                                       -------

                  Total assets                                       $  22,244
                                                                       =======


                       LIABILITIES AND DIVISION CONTROL

CURRENT LIABILITIES:
  Inter-division payable                                             $ 867,118
                                                                       -------

                Total current liabilities                              867,118

COMMITMENTS AND CONTINGENCIES                                          -------

                  Total liabilities                                    867,118
                                                                       -------
ACCUMULATED DEFICIT                                                   (844,874)
                                                                       -------
                    Total liabilities and
                      accumulated deficit                            $  22,244
                                                                       =======

                            See accompanying notes.

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                   STATEMENT OF LOSS AND ACCUMULATED DEFICIT
                     FOR THE YEAR ENDED DECEMBER 31, 1996


REVENUES:
  Consulting income                                                  $ 253,438
  Product sales                                                        581,430
                                                                       -------

       Subtotal                                                        834,868
         Less revenue earned on behalf
           of Ambia Corporation                                        558,127
                                                                       -------
             Total revenues                                            276,741
                                                                       -------
EXPENSES:
  Wages                                                                960,312
  Software development                                                 169,481
  Advertising and promotion                                             70,530
  Rent                                                                  53,343
  Employee benefits                                                     48,134
  Telephone                                                             28,378
  Services - postage                                                    27,561
  Cost of goods sold                                                    23,981
  Travel                                                                21,856
  Accounting                                                            19,089
  Professional services                                                 18,306
  Office supplies                                                       16,085
  Legal                                                                 13,393
  Services - shipping                                                   10,409
  Amortization                                                           8,371
  Bank charges                                                           7,387
  Insurance                                                              6,818
  Bad debt                                                               3,237
  Business meals                                                         1,914
  Software                                                               1,784
  Data entry                                                               899
  Expenses reimbursed by Ambia Corporation                            (561,325)
                                                                       -------

             Total expenses                                            949,943
                                                                       -------
NET LOSS                                                              (673,202)

ACCUMULATED DEFICIT, BEGINNING OF YEAR                                (171,672)
                                                                       -------
ACCUMULATED DEFICIT, END OF YEAR                                     $(844,874)
                                                                       =======


                            See accompanying notes.

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED DECEMBER 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                           $(673,202)
  Noncash items included in net income:
    Amortization                                                         8,371
  Decrease in:
    Receivables                                                         98,709
    Inventories                                                         14,476
  Decrease in:
    Deferred revenue                                                   103,389
                                                                       -------
          Net cash used by
            operating activities                                      (448,257)
                                                                       -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Intangible assets                                                     (8,574)
                                                                       -------
          Net cash used by
            investing activities                                        (8,574)
                                                                       -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Inter-division advances                                              456,831
                                                                       -------
          Net cash provided by
            financing activities                                       456,831
                                                                       -------
              Net increase in cash                                           -

CASH, BEGINNING OF YEAR                                                      -
                                                                       -------
CASH, END OF YEAR                                                    $       -
                                                                       =======

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE 1 - ACCOUNTING POLICIES

A.   NATURE OF BUSINESS

Software Partners, Inc. (Company) - Ambia Division (Ambia) develops and markets Acrobat add-on products for the electronic publishing market in North America and Europe. Acrobat is a product from Adobe Systems, Inc. that helps organizations publish documents on multiple platforms from any software product.

The accompanying financial statements present the financial position of the Ambia Division, and therefore, do not reflect the financial position of Software Partners, Inc. as a whole.

Expenses directly identified with a division have been charged to that division. All other expenses have been allocated between the divisions, with 60% being allocated to Ambia.

In May 1996, the Company spun off its Ambia Division into a separate corporation, Ambia Corporation. As a result of the spin-off, all intellectual property was transferred, at cost, into Ambia Corporation in exchange for common stock.

B.   USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

C.   INTANGIBLE ASSETS AND DEFERRED CHARGES

Trademarks and patents, stated at cost less accumulated amortization, are being amortized on the straight-line method over a three year period.

Product design costs, stated at cost less accumulated amortization, are being amortized on a straight-line method over a two year period.

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE 1 - ACCOUNTING POLICIES (Continued)

D.   RECOGNITION OF INCOME

Ambia recognized income on its products upon shipment. Consulting revenue is recognized as services are provided. The Company provides a 30-60 day warranty on its products and services.

E.   ADVERTISING COSTS

Ambia expenses   advertising   production   costs  as  they  are  incurred  and
     advertising communication costs the first time advertising takes place.

F.   RESEARCH AND DEVELOPMENT

Current operations are charged with all research, engineering and product development expenses which approximated $35,000.

G.   INCOME TAXES

The Company accounts for its income taxes using the Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109), which requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryforwards. Deferred tax expense or benefit is recognized as a result of the changes in the assets and liabilities during the year. There was no deferred tax asset or liability at December 31, 1996.

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE 2 - RELATED PARTY TRANSACTIONS

All income earned and expenses incurred by Ambia Division after May 1, 1996, are on behalf of Ambia Corporation.

NOTE 3 - OPERATING LEASE OBLIGATIONS

The Company leases office space in Mountain View, California. The lease expires on May 31, 1998. Rent is allocated to the Ambia Division based on the number of employees working on the Ambia projects. Estimated future obligations under the lease are as follows:

      Year ending
     December 31,
     ------------
        1997                                  $88,116
        1998                                   37,816

Rent expense for 1996 totaled $75,570.


NOTE 4 - PENSION AND PROFIT-SHARING PLANS

The Company has a I.R.C. 401(k) plan covering all eligible employees.
     Employees must complete one year of service and attain age 21 before they are eligible to participate. The Company does not provide any matching contributions.

The Company also has a SEP IRA plan. Employees must complete three years of service and attain age 21 to qualify for this plan. The Company contributes 15% of each eligible employee's salary. Employees do not contribute to this plan. SEP IRA expense allocated to Ambia for 1996 was $25,329.

NOTE 5 - ECONOMIC DEPENDENCY

Ambia earned a substantial portion of its revenue from two customers. During the year ended December 31, 1996 revenue from these customers totaled $216,852. At December 31, 1996 no amounts were due from these customers.

                            SOFTWARE PARTNERS, INC.
                                AMBIA DIVISION

                             FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

                                                         Seiler & Company, LLP
                                                  CERTIFIED PUBLIC ACCOUNTANTS

                             Seiler & Company, LLP
                         CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors
SOFTWARE PARTNERS, INC.


                         INDEPENDENT AUDITORS' REPORT


     We have audited the accompanying balance sheet of Software Partners, Inc.
- Ambia Division, as of December 31, 1995 and the related statements of loss and accumulated deficit and cash flows for the year then ended. The financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on the financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Software Partners, Inc. - Ambia Division as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                        /s/Seiler & Company, LLP


Redwood City, California
June 3, 1997

             1100 Marshall Street, Redwood City, CA 94063-2098
                    Tel. (415) 365-4646 FAX (415) 368-4055
       ---------------------------------------------------------------
       120 Montgomery Street, Suite 2250, San Francisco, CA 94104-4303
                    Tel. (415) 392-2123 FAX (415) 392-1720

                                  A member of
                              HLB INTERNATIONAL

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION
                                 BALANCE SHEET
                               DECEMBER 31, 1995


                                    ASSETS

CURRENT ASSETS:
  Receivables                                                        $ 233,258
  Inventories                                                           14,476
                                                                       -------

               Total current assets                                    247,734

INTANGIBLE ASSETS                                                       13,183
                                                                       -------
                  Total assets                                       $ 260,917
                                                                       =======


                       LIABILITIES AND DIVISION CONTROL

CURRENT LIABILITIES:
  Deferred revenue                                                   $  25,500
  Inter-division payable                                               407,089
                                                                       -------

                Total current liabilities                              432,589

COMMITMENTS AND CONTINGENCIES                                          -------

                  Total liabilities                                    432,589
                                                                       -------

ACCUMULATED DEFICIT                                                   (171,672)
                                                                       -------

                  Total liabilities and
                    accumulated deficit                              $ 260,917
                                                                       =======

                            See accompanying notes.

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                   STATEMENT OF LOSS AND ACCUMULATED DEFICIT
                     FOR THE YEAR ENDED DECEMBER 31, 1995


REVENUES:
  Consulting income                                                  $ 498,800
  Product sales                                                        193,189
                                                                       -------

         Total revenues                                                691,989
                                                                       -------

EXPENSES:
  Wages                                                                525,223
  Software development                                                  55,858
  Advertising and promotio                                              53,760
  Rent                                                                  39,645
  Employee benefits                                                     46,209
  Office supplies                                                       23,853
  Professional services                                                 22,106
  Telephone                                                             20,166
  Services - shipping                                                   14,771
  Travel                                                                14,278
  Services - postage                                                    11,000
  Software                                                               8,936
  Cost of goods sold                                                     7,968
  Accounting                                                             6,028
  Legal                                                                  3,336
  Amortization                                                           3,228
  Sales commissions                                                      2,400
  Business meals                                                         1,915
  Bank charges                                                           1,845
  Insurance                                                              1,136
                                                                       -------

       Total expenses                                                  863,661
                                                                       -------

NET LOSS                                                              (171,672)

ACCUMULATED DEFICIT, BEGINNING OF YEAR                                       -
                                                                       -------
ACCUMULATED DEFICIT, END OF YEAR                                     $(171,672)
                                                                       =======

                            See accompanying notes.

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED DECEMBER 31, 1995


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                           $(171,672)
  Noncash items included in net income:
    Amortization                                                         3,228
  Decrease (increase) in:
    Receivables                                                       (233,258)
    Inventories                                                        (14,476)
  Increase (decrease) in:
    Deferred revenue                                                    25,500
                                                                       -------

          Net cash used by
            operating activities                                      (390,678)
                                                                       -------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Intangible assets                                                    (16,411)
                                                                        -------

          Net cash used by
            investing activities                                       (16,411)
                                                                        -------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Inter-division advances                                              407,089
                                                                       -------

          Net cash provided by
            financing activities                                       407,089
                                                                       -------

              Net increase in cash                                           -

CASH, BEGINNING OF YEAR                                                      -
                                                                       -------
CASH, END OF YEAR                                                    $       -
                                                                       =======

                            See accompanying notes.

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

NOTE 1 - ACCOUNTING POLICIES

A.   NATURE OF BUSINESS

Software Partners, Inc. (Company) - Ambia Division (Ambia) develops and markets Acrobat add-on products for the electronic publishing market in North America and Europe. Acrobat is a product from Adobe Systems, Inc. that helps organizations publish documents on multiple platforms from any software product.

The accompanying financial statements present the financial position of the Ambia Division, and therefore, do not reflect the financial position of Software Partners, Inc. as a whole.

Expenses directly identified with a division have been charged to that division. All other expenses have been allocated between the divisions, with 50% being allocated to Ambia.

In May 1996, the Company spun off its Ambia Division into a separate corporation, Ambia Corporation. As a result of the spin-off, all intellectual property was transferred, at cost, into Ambia Corporation in exchange for common stock.

B.   USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

C.   INVENTORIES

Inventories are stated at the lower of cost (first-in, first-out method) or market.

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


NOTE 1 - ACCOUNTING POLICIES (Continued)

D.   INTANGIBLE ASSETS AND DEFERRED CHARGES

Trademarks and patents, stated at cost less accumulated amortization, are being amortized on the straight-line method over a three year period.

Product design costs, stated at cost less accumulated amortization, are being amortized on a straight-line method over a two year period.

E.   RECOGNITION OF INCOME

Ambia recognizes income on its products upon shipment. Consulting revenue is recognized as services are provided. The Company provides a one-year warranty on its products and services.

F.   ADVERTISING COSTS

Ambia expenses advertising production costs as they are incurred and advertising communication costs the first time advertising takes place.

G.   RESEARCH AND DEVELOPMENT

Current operations are charged with all research, engineering and product development expenses which approximated $44,000.

H.   INCOME TAXES

The Company accounts for its income taxes using the Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109), which requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryforwards. Deferred tax expense or benefit is recognized as a result of the changes in the assets and liabilities during the year. There was no deferred tax asset or liability at December 31, 1995.

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


NOTE 2 - INTANGIBLE ASSETS

Intangible assets consist of the following:


   Trademark and patents                                               $10,496
   Product design                                                        5,915
                                                                        ------
                                                                        16,411
      Less accumulated amortization                                      3,228
                                                                        ------
   Total                                                               $13,183
                                                                        ======



Amortization charged to earnings for 1995 was $3,228.


NOTE 3 - OPERATING LEASE OBLIGATIONS

The Company leases office space in Mountain View, California. The lease expires on May 31, 1998. Rent is allocated to the Ambia Division based on the number of employees working on the Ambia projects. Estimated future obligations under the lease are as follows:

     Year ending
     December 31,
     ------------
        1996                     $75,570
        1997                      88,116
        1998                      37,816

Rent expense for the year ended December 31, 1995 was $39,645.

                   SOFTWARE PARTNERS, INC. - AMBIA DIVISION

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


NOTE 4 - PENSION AND PROFIT-SHARING PLANS

The Company has a I.R.C. 401(k) plan covering all eligible employees.
     Employees must complete one year of service and attain age 21 before they are eligible to participate. The Company does not provide any matching contributions.

The Company also has a SEP IRA plan. Employees must complete three years of service and attain age 21 to qualify for this plan. The Company contributes 15% of each eligible employee's salary. Employees do not contribute to this plan. SEP IRA expense allocated to Ambia for 1995 was $3,931.

NOTE 5 - ECONOMIC DEPENDENCY

Ambia earned a substantial portion of its revenue from three customers. During the year ended December 31, 1995 revenue from these customers totaled $288,730. At December 31, 1995 amounts due from these customers, and included in trade accounts receivable, were $84,879.

                             INFODATA SYSTEMS INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

     The following unaudited pro forma consolidated condensed statement of operations for the six months ended June 30, 1997 and the unaudited pro forma consolidated condensed balance sheet as of June 30, 1997 are based on the historical financial statements of Infodata Systems Inc.(the "Company"), adjusted to give effect to the acquisition of all the issued and outstanding stock of AMBIA Corporation ("AMBIA"). The following unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 1996 is based on the historical financial statements of the Company, adjusted to give effect to the acquisition of all the issued and outstanding stock of AMBIA.

     The unaudited pro forma consolidated condensed statement of operations for the six months ended June 30, 1997 has been prepared assuming the AMBIA acquisition occurred as of January 1, 1997. The unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 1996 has been prepared assuming the AMBIA acquisition occurred as of January 1, 1996. The unaudited pro forma consolidated condensed balance sheet as of June 30, 1997 has been prepared assuming that the AMBIA acquisition occurred as of June 30, 1997. The acquisitions and related adjustments are described in the notes thereto.

     The unaudited pro forma consolidated condensed financial statements of operations do not purport to represent what the Company's results of operations would actually have been had the transactions in fact occurred on the aforementioned dates, or to project the Company's results of operations for any future period. The consolidated condensed pro forma financial information does not give effect to any matters other than those described in the notes thereto.

Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 30, 1997
            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                          Historical
                                          ----------

                                    Infodata         AMBIA        Pro Forma
                                    Systems Inc.   Corporation(2) Adjustments(3)  Pro Forma
                                    -------------  -----------    -----------     ---------
ASSETS
Current Assets:
    Cash and cash equivalents        $    629       $     -       $     -         $    629
    Short-term investments                419                                          419
    Accounts receivable, net of
     allowance of $80                   1,076           133                          1,209
    Other current assets                  308             7                            315
                                    -------------------------------------------------------
          Total current assets          2,432           140              0           2,572

Property and equipment , at cost:
    Furniture and equipment             2,644                           25 (1)       2,669
    Less:  accumulated depreciation    (2,053)                                      (2,053)
                                    -------------------------------------------------------
                                          591             0             25             616

Goodwill, net                             259                        3,050 (1)       3,309

Other assets                              153            13             70 (1)         236

Software development costs, net            63                                           63
                                    -------------------------------------------------------
Total assets                         $  3,498       $   153       $  3,145        $  6,796
                                    =======================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Current portion of capital lease
 obligations                         $     37       $     -       $      -        $     37
Short-term debt                           176                                          176
Accounts payable                          430            68                            498
Accrued expenses                          880                                          880
Deferred revenue                        1,070                                        1,070
Current portion of deferred rent           33                                           33
                                    -------------------------------------------------------
Total current liabilities               2,626            68              0           2,694

Capital lease obligations                  19                                           19
Deferred revenue                           75                                           75
Deferred rent                               3                                            3
                                    -------------------------------------------------------
Total liabilities                       2,723            68              0           2,791

Shareholders' equity:
Common stock                               69                           12 (1)          81
Additional paid-in capital              9,201                        3,218 (1)      12,419
Accumulated earnings (deficit)         (8,495)                                      (8,495)

                                    -------------------------------------------------------
Total shareholders' equity                775             0          3,230           4,005

Total liabilities and shareholders'
 equity                              $  3,498       $    68       $  3,230        $  6,796
                                    =======================================================

The pro forma adjustments to the Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 30, 1997 are as follows:


          (1) To record the purchase price in connection with the AMBIA transaction, which consists of 400,000 shares of Company shares at $7.75 per share as of July 22, 1997. This amounts to a total purchase price of $3,100,000. Fixed assets were increased by $25,000, representing the excess of the fair market value of these assets over their book value. The remaining life of these assets is generally two years. Therefore, they will be depreciated over a two-year period. Other assets include a non-compete covenant valued at $10,000, and three software products with a combined value of $60,000. These other assets will be amortized over a two-year period since this is the duration of the non-compete agreement and the remaining planning period for the software without new enhancements. The remainder of the purchase price along with approximately $130,000 in acquisition costs was allocated to goodwill to be amortized over 7 years.

          (2) This reflects the purchase of AMBIA's assets at their fair value.

          (3) The Company has determined that a discount on the acquisition price of AMBIA is appropriate, however, no such discount is reflected in this pro forma balance sheet. This discount will be reflected on future financial statements subject to the completion of the valuation process.

 Unaudited Pro Forma Consolidated Condensed Statement of Operations
                    for the Six Months Ended June 30, 1997
             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                          Historical
                                          ----------

                                    Infodata         AMBIA        Pro Forma
                                    Systems Inc.  Corporation(2) Adjustments     Pro Forma
                                    -------------  -----------    -----------     ---------
Revenues                             $  3,997       $   874                       $  4,871

Cost of revenues                        2,416           371                          2,787
                                    -------------------------------------------------------
Gross Profit                            1,581           503                          2,084

Operating expenses:
Research and development                  945           204                          1,149
Selling, general and administrative     2,502           386           218 (1)        3,106
                                    -------------------------------------------------------
                                        3,447           590           218            4,255

Operating income (loss):               (1,866)          (87)         (218)          (2,171)

Interest income                            40                                           40
Interest expense                           (7)                                          (7)
                                    -------------------------------------------------------
Income (loss) before income taxes      (1,833)          (87)         (218)          (2,138)

Provision for income taxes                 (5)            0                             (5)
                                    -------------------------------------------------------

Net income (loss)                    $ (1,828)      $   (87)      $  (218)        $ (2,133)
                                    =======================================================

Preferred dividends                         0             0                              0

                                    -------------------------------------------------------
Income (loss) applicable to
  common shares                      $ (1,828)      $   (87)      $  (218)        $ (2,133)
                                    =======================================================

Per share data (primary and fully
  diluted):

  Net income (loss) per common
   share                             $  (0.69)                                    $  (0.70)
                                     =========                                    =========

Weighted average shares outstanding     2,653                                        3,053
                                     =========                                    =========

The pro forma adjustments to the Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Six Months Ended June 30, 1997 are as follows:


          (1)   To record six months of goodwill amortization.

          (2) The proforms financial statements reflect the purchase of AMBIA's assets at fair market value.

     Unaudited Pro Forma Consolidated Condensed Statement of Operations
                     for the Year Ended December 31, 1996
             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                          Historical
                                          ----------

                                    Infodata         AMBIA        Pro Forma
                                    Systems Inc.  Corporation(2) Adjustments(3)  Pro Forma
                                    -------------  -----------    -----------     ---------
Revenues                             $  9,560       $   277                       $  9,837

Cost of revenues                        5,457           279                          5,736
                                    -------------------------------------------------------
Gross Profit                            4,103            (2)                         4,101

Operating expenses:
Research and development                  816           209                          1,025
Selling, general and administrative     2,869           462           436 (1)        3,767
                                    -------------------------------------------------------
                                        3,685           671           436            4,792

Operating income (loss):                  418          (673)         (436)            (691)

Interest income                            96                                           96
Interest expense                          (11)                                         (11)
                                    -------------------------------------------------------
Income (loss) before income taxes         503          (673)         (436)            (606)

Provision for income taxes                  0             0                              0
                                    -------------------------------------------------------
Net income (loss)                    $    503       $  (673)      $  (436)        $   (606)
                                    =======================================================

Preferred dividends                        58             0                             58

                                    -------------------------------------------------------
Income (loss) applicable to common
 shares                              $    445       $  (673)      $  (436)        $   (664)
                                    =======================================================
Per share data:
   Net income (loss) per common
    shares
      Primary                        $   0.20                                     $  (0.09)
                                     =========                                    =========

      Fully Diluted                  $   0.18                                     $  (0.09)
                                     =========                                    =========

Weighted average common shares
 outstanding                            2,278                                        2,678
                                     =========                                    =========

The pro forma adjustments to the Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Year Ended December 31, 1996 are as follows:


          (1)   To record twelve months of goodwill amortization.